Financial Instruments carried at Fair Value	12 Months Ended
Dec. 31, 2020
Financial Instruments carried at Fair Value [Abstract]
Disclosure of fair value of financial instruments [text block]

01 – Financial Instruments carried at Fair Value

Valuation Methods and Control

The Group has an established valuation control framework which governs internal control standards, methodologies, and procedures over the valuation process.

Prices Quoted in Active Markets – The fair value of instruments that are quoted in active markets are determined using the quoted prices where they represent prices at which regularly and recently occurring transactions take place.

Valuation Techniques – The Group uses valuation techniques to establish the fair value of instruments where prices, quoted in active markets, are not available. Valuation techniques used for financial instruments include modelling techniques, the use of indicative quotes for proxy instruments, quotes from recent and less regular transactions and broker quotes.

For some financial instruments a rate or other parameter, rather than a price, is quoted. Where this is the case then the market rate or parameter is used as an input to a valuation model to determine fair value. For some instruments, modelling techniques follow industry standard models, for example, discounted cash flow analysis and standard option pricing models. These models are dependent upon estimated future cash flows, discount factors and volatility levels. For more complex or unique instruments, more sophisticated modelling techniques are required, and may rely upon assumptions or more complex parameters such as correlations, prepayment speeds, default rates and loss severity.

Frequently, valuation models require multiple parameter inputs. Where possible, parameter inputs are based on observable data or are derived from the prices of relevant instruments traded in active markets. Where observable data is not available for parameter inputs, then other market information is considered. For example, indicative broker quotes and consensus pricing information are used to support parameter inputs where they are available. Where no observable information is available to support parameter inputs then they are based on other relevant sources of information such as prices for similar transactions, historic data, economic fundamentals, and research information, with appropriate adjustment to reflect the terms of the actual instrument being valued and current market conditions.

Valuation Adjustments – Valuation adjustments are an integral part of the valuation process. In making appropriate valuation adjustments, the Group follows methodologies that consider factors such as bid-offer spreads, counterparty/own credit and funding risk. Bid-offer spread valuation adjustments are required to adjust mid-market valuations to the appropriate bid or offer valuation. The bid or offer valuation is the best representation of the fair value for an instrument, and therefore its fair value. The carrying value of a long position is adjusted from mid to bid, and the carrying value of a short position is adjusted from mid to offer. Bid-offer valuation adjustments are determined from bid-offer prices observed in relevant trading activity and in quotes from other broker-dealers or other knowledgeable counterparties. Where the quoted price for the instrument is already a bid-offer price then no additional bid-offer valuation adjustment is necessary. Where the fair value of financial instruments is derived from a modelling technique, then the parameter inputs into that model are normally at a mid-market level. Such instruments are generally managed on a portfolio basis and, when specified criteria are met, valuation adjustments are taken to reflect the cost of closing out the net exposure the Bank has to individual market or counterparty risks. These adjustments are determined from bid-offer prices observed in relevant trading activity and quotes from other broker-dealers.

Where complex valuation models are used, or where less-liquid positions are being valued, then bid-offer levels for those positions may not be available directly from the market, and therefore for the close-out cost of these positions, models and parameters must be estimated. When these adjustments are designed, the Group closely examines the valuation risks associated with the model as well as the positions themselves, and the resulting adjustments are closely monitored on an ongoing basis.

Counterparty Credit Valuation Adjustments (CVAs) are required to cover expected credit losses to the extent that the valuation technique does not already include an expected credit loss factor relating to the non-performance risk of the counterparty. The CVA amount is applied to all relevant over-the-counter (OTC) derivatives, and is determined by assessing the potential credit exposure to a given counterparty and taking into account any collateral held, the effect of any relevant netting arrangements, expected loss given default and the probability of default, based on available market information, including Credit Default Swap (CDS) spreads. Where counterparty CDS spreads are not available, relevant proxies are used.

The fair value of the Group’s financial liabilities at fair value through profit or loss (i.e., OTC derivative liabilities and issued note liabilities designated at fair value through profit or loss) incorporates valuation adjustments to measure the change in the Group’s own credit risk (i.e. Debt Valuation Adjustments (DVA) for Derivatives and Own Credit Adjustment (OCA) for structured notes). For derivative liabilities the Group considers its own creditworthiness by assessing all counterparties’ expected future exposure to the Group, taking into account any collateral posted by the Group, the effect of relevant netting arrangements, the probability of default of the Group, based on the Group’s market CDS level and the expected loss given default, taking into account the seniority of derivative claims under resolution (statutory subordination). Issued note liabilities are discounted utilizing the spread at which similar instruments would be issued or bought back at the measurement date as this reflects the value from the perspective of a market participant who holds the identical item as an asset. This spread is further parameterized into a market level of funding component and an idiosyncratic own credit component. Under IFRS 9 the change in the own credit component is reported under Other Comprehensive Income (OCI).

When determining CVA and DVA, additional adjustments are made where appropriate to achieve fair value, due to the expected loss estimate of a particular arrangement, or where the credit risk being assessed differs in nature to that described by the available CDS instrument.

Funding Valuation Adjustments (FVA) are required to incorporate the market implied funding costs into the fair value of derivative positions. The FVA reflects a discounting spread applied to uncollateralized and partially collateralized derivatives and is determined by assessing the market-implied funding costs on both assets and liabilities.

Where there is uncertainty in the assumptions used within a modelling technique, an additional adjustment is taken to calibrate the model price to the expected market price of the financial instrument. Typically, such transactions have bid-offer levels which are less observable, and these adjustments aim to estimate the bid-offer by computing the liquidity-premium associated with the transaction. Where a financial instrument is of sufficient complexity that the cost of closing it out would be higher than the cost of closing out its component risks, then an additional adjustment is taken to reflect this.

Valuation Control – The Group has an independent specialized valuation control group within the Risk function which governs and develops the valuation control framework and manages the valuation control processes. The mandate of this specialist function includes the performance of the independent valuation control process for all businesses, the continued development of valuation control methodologies and techniques, as well as devising and governing the formal valuation control policy framework. Special attention of this independent valuation control group is directed to areas where management judgment forms part of the valuation process.

Results of the valuation control process are collected and analyzed as part of a standard monthly reporting cycle. Variances of differences outside of preset and approved tolerance levels are escalated both within the Finance function and with Senior Business Management for review, resolution and, if required, adjustment.

For instruments where fair value is determined from valuation models, the assumptions and techniques used within the models are independently validated by an independent specialist model validation group that is part of the Group’s Risk Management function.

Quotes for transactions and parameter inputs are obtained from a number of third party sources including exchanges, pricing service providers, firm broker quotes and consensus pricing services. Price sources are examined and assessed to determine the quality of fair value information they represent, with greater emphasis given to those possessing greater valuation certainty and relevance. The results are compared against actual transactions in the market to ensure the model valuations are calibrated to market prices.

Price and parameter inputs to models, assumptions and valuation adjustments are verified against independent sources. Where they cannot be verified to independent sources due to lack of observable information, the estimate of fair value is subject to procedures to assess its reasonableness. Such procedures include performing revaluation using independently generated models (including where existing models are independently recalibrated), assessing the valuations against appropriate proxy instruments and other benchmarks, and performing extrapolation techniques. Assessment is made as to whether the valuation techniques produce fair value estimates that are reflective of market levels by calibrating the results of the valuation models against market transactions where possible.

Fair Value Hierarchy

The financial instruments carried at fair value have been categorized under the three levels of the IFRS fair value hierarchy as follows:

Level 1 – Instruments valued using quoted prices in active markets are instruments where the fair value can be determined directly from prices which are quoted in active, liquid markets and where the instrument observed in the market is representative of that being priced in the Group’s inventory.

These include: government bonds, exchange-traded derivatives and equity securities traded on active, liquid exchanges.

Level 2 – Instruments valued with valuation techniques using observable market data are instruments where the fair value can be determined by reference to similar instruments trading in active markets, or where a technique is used to derive the valuation but where all inputs to that technique are observable.

These include: many OTC derivatives; many investment-grade listed credit bonds; some CDS; many collateralized debt obligations (CDO); and many less-liquid equities.

Level 3 – Instruments valued using valuation techniques using market data which is not directly observable are instruments where the fair value cannot be determined directly by reference to market-observable information, and some other pricing technique must be employed. Instruments classified in this category have an element which is unobservable and which has a significant impact on the fair value.

These include: more-complex OTC derivatives; distressed debt; highly-structured bonds; illiquid asset-backed securities (ABS); illiquid CDO’s (cash and synthetic); some private equity placements; many commercial real estate (CRE) loans; illiquid loans; and some municipal bonds.

Carrying value of the financial instruments held at fair value[1]

	Dec 31, 2020			Dec 31, 2019
in € m.	Quoted prices in active market (Level 1)	Valuation technique observable parameters (Level 2)	Valuation technique unobservable parameters (Level 3)	Quoted prices in active market (Level 1)	Valuation technique observable parameters (Level 2)	Valuation technique unobservable parameters (Level 3)
Financial assets held at fair value:
Trading assets	44,525	55,220	8,183	44,595	56,713	9,567
Trading securities	44,349	50,340	3,066	44,427	50,128	3,430
Other trading assets	176	4,880	5,117	168	6,584	6,137
Positive market values from derivative financial instruments	4,208	330,561	8,725	2,682	322,082	8,167
Non-trading financial assets mandatory at fair value through profit or loss	2,992	68,511	4,618	3,806	77,818	5,278
Financial assets designated at fair value through profit or loss	0	436	0	0	0	7
Financial assets at fair value through other comprehensive income	28,057	25,741	2,037	30,924	13,529	1,050
Other financial assets at fair value	93	9,238[2]	20	2	7,366[2]	363
Total financial assets held at fair value	79,875	489,707	23,583	82,009	477,507	24,431

Financial liabilities held at fair value:
Trading liabilities	36,699	7,615	2	23,873	13,152	41
Trading securities	36,674	7,206	2	23,862	12,828	2
Other trading liabilities	25	409	0	11	324	38
Negative market values from derivative financial instruments	4,430	315,145	8,200	2,841	307,013	6,652
Financial liabilities designated at fair value through profit or loss	0	45,622	960	0	48,378	1,954
Investment contract liabilities	0	526	0	0	544	0
Other financial liabilities at fair value	799[2]	3,573[2]	(294)[3]	527	4,609[2]	(34)[3]
Total financial liabilities held at fair value	41,929	372,480	8,867	27,241	373,697	8,612

[1]Amounts in this table are generally presented on a gross basis, in line with the Group’s accounting policy regarding offsetting of financial instruments, as described in Note 1 “Significant Accounting Policies and Critical Accounting Estimates”.

[2]Predominantly relates to derivatives qualifying for hedge accounting.

[3]Relates to derivatives which are embedded in contracts where the host contract is held at amortized cost but for which the embedded derivative is separated. The separated embedded derivatives may have a positive or a negative fair value but have been presented in this table to be consistent with the classification of the host contract. The separated embedded derivatives are held at fair value on a recurring basis and have been split between the fair value hierarchy classifications.

During the third quarter of 2020, the Group implemented refinements to its liquidity testing procedures related to the definition of an active market. The revised approach is expected to result in a more transparent and consistent fair value hierarchy classification. The impact of these changes was the net movement of approximately € 2.0 billion of Trading Assets and € 9.0 billion Financial Assets at Fair Value through Other Comprehensive Income from Level 1 into Level 2

During the fourth quarter of 2020, the Group refined its levelling methodology for Strategic Corporate Lending loans related to the use of pricing of comparable positions. This refinement is expected to result in a more transparent and consistent fair value hierarchy classification.. The impact of this change was a movement of approximately € 1.0 billion of financial assets held at fair value through other comprehensive income into Level 3 from Level 2.

Valuation Techniques

The Group has an established valuation control framework which governs internal control standards, methodologies, valuation techniques and procedures over the valuation process and fair value measurement. In 2020, the outbreak of the COVID-19 pandemic broadly impacted the financial markets, notably in March 2020 and April 2020, causing market dislocations and increased market volatility. This resulted an increase in Group’s level 3 balances by € 4.0 billion mainly relating to interest rate derivatives, which has since been materially reversed by the end of fourth quarter of 2020. Sensitivity related to the level 3 assets and liabilities increased due to increased dispersion in market data.

The market conditions necessitated additional focus and review in certain areas, including assessment of bid-offer spreads to ensure they were representative of fair value. However, standard procedures and controls were followed, and we continued to adhere to strict internal governance for fair value measurement changes and movements.

The following is an explanation of the valuation techniques used in establishing the fair value of the different types of financial instruments that the Group trades.

Sovereign, Quasi-sovereign and Corporate Debt and Equity Securities – Where there are no recent transactions then fair value may be determined from the last market price adjusted for all changes in risks and information since that date. Where a close proxy instrument is quoted in an active market then fair value is determined by adjusting the proxy value for differences in the risk profile of the instruments. Where close proxies are not available then fair value is estimated using more complex modelling techniques. These techniques include discounted cash flow models using current market rates for credit, interest, liquidity and other risks. For equity securities modeling techniques may also include those based on earnings multiples.

Mortgage- and Other Asset-Backed Securities (MBS/ABS) include residential and commercial MBS and other ABS including CDOs. ABS have specific characteristics as they have different underlying assets and the issuing entities have different capital structures. The complexity increases further where the underlying assets are themselves ABS, as is the case with many of the CDO instruments.

Where no reliable external pricing is available, ABS are valued, where applicable, using either relative value analysis which is performed based on similar transactions observable in the market, or industry-standard valuation models making largest possible use of available observable inputs. The industry standard models calculate principal and interest payments for a given deal based on assumptions that can be independently price tested. The inputs include prepayment speeds, loss assumptions (timing and severity) and a discount rate (spread, yield or discount margin). These inputs/assumptions are derived from actual transactions, external market research and market indices where appropriate.

Loans – For certain loans fair value may be determined from the market price on a recently occurring transaction adjusted for all changes in risks and information since that transaction date. Where there are no recent market transactions then broker quotes, consensus pricing, proxy instruments or discounted cash flow models are used to determine fair value. Discounted cash flow models incorporate parameter inputs for credit risk, interest rate risk, foreign exchange risk, loss given default estimates and amounts utilized given default, as appropriate. Credit risk, loss given default and utilization given default parameters are determined using information from the loan or other credit markets, where available and appropriate.

Leveraged loans can have transaction-specific characteristics which can limit the relevance of market-observed transactions. Where similar transactions exist for which observable quotes are available from external pricing services then this information is used with appropriate adjustments to reflect the transaction differences. When no similar transactions exist, a discounted cash flow valuation technique is used with credit spreads derived from the appropriate leveraged loan index, incorporating the industry classification, subordination of the loan, and any other relevant information on the loan and loan counterparty.

Over-The-Counter Derivative Financial Instruments – Market standard transactions in liquid trading markets, such as interest rate swaps, foreign exchange forward and option contracts in G7 currencies, and equity swap and option contracts on listed securities or indices are valued using market standard models and quoted parameter inputs. Parameter inputs are obtained from pricing services, consensus pricing services and recently occurring transactions in active markets wherever possible.

More complex instruments are modeled using more sophisticated modeling techniques specific for the instrument and are calibrated to available market prices. Where the model output value does not calibrate to a relevant market reference then valuation adjustments are made to the model output value to adjust for any difference. In less active markets, data is obtained from less frequent market transactions, broker quotes and through extrapolation and interpolation techniques. Where observable prices or inputs are not available, management judgment is required to determine fair values by assessing other relevant sources of information such as historical data, fundamental analysis of the economics of the transaction and proxy information from similar transactions.

Financial Liabilities Designated at Fair Value through Profit or Loss under the Fair Value Option – The fair value of financial liabilities designated at fair value through profit or loss under the fair value option incorporates all market risk factors including a measure of the Group’s credit risk relevant for that financial liability. The financial liabilities include structured note issuances, structured deposits, and other structured securities issued by consolidated vehicles, which may not be quoted in an active market. The fair value of these financial liabilities is determined by discounting the contractual cash flows using the relevant credit-adjusted yield curve. The market risk parameters are valued consistently to similar instruments held as assets, for example, any derivatives embedded within the structured notes are valued using the same methodology discussed in the “Over-The-Counter Derivative Financial Instruments” section above.

Where the financial liabilities designated at fair value through profit or loss under the fair value option are collateralized, such as securities loaned and securities sold under repurchase agreements, the credit enhancement is factored into the fair valuation of the liability.

Investment Contract Liabilities – Assets which are linked to the investment contract liabilities are owned by the Group. The investment contract obliges the Group to use these assets to settle these liabilities. Therefore, the fair value of investment contract liabilities is determined by the fair value of the underlying assets (i.e., amount payable on surrender of the policies).

Analysis of Financial Instruments with Fair Value Derived from Valuation Techniques Containing Significant Unobservable Parameters (Level 3)

Some of the financial assets and financial liabilities in Level 3 of the fair value hierarchy have identical or similar offsetting exposures to the unobservable input. However, according to IFRS they are required to be presented gross.

Trading Securities – Certain illiquid emerging market corporate bonds and illiquid highly structured corporate bonds are included in this level of the hierarchy. In addition, some of the holdings of notes issued by securitization entities, commercial and residential MBS, collateralized debt obligation securities and other ABS are reported here. The decrease during the year was mainly due to a sales, settlements, losses, deconsolidation and net transfers between Level 2 and Level 3 due to changes in the observability of input parameters used to value these instruments, partially offset by purchases and issuances.

Positive and Negative Market Values from Derivative Instruments categorized in this level of the fair value hierarchy are valued based on one or more significant unobservable parameters. The unobservable parameters may include certain correlations, certain longer-term volatilities, certain prepayment rates, credit spreads and other transaction-specific parameters.

Level 3 derivatives includes certain options where the volatility is unobservable; certain basket options in which the correlations between the referenced underlying assets are unobservable; longer-term interest rate option derivatives; multi-currency foreign exchange derivatives; and certain credit default swaps for which the credit spread is not observable.

The increase in assets during the year are driven by gains partially offset by settlements, deconsolidation and transfers between Level 2 and Level 3 due to changes in the observability of input parameters used to value these instruments. The increase in liabilities during the year are driven by losses partially offset by settlement and transfers between Level 2 and Level 3 due to changes in the observability of input parameters used to value these instruments.

Other Trading Instruments classified in Level 3 of the fair value hierarchy mainly consist of traded loans valued using valuation models based on one or more significant unobservable parameters. Level 3 loans comprise illiquid leveraged loans and illiquid residential and commercial mortgage loans. The decrease during the year refers to sales, settlements and losses partially offset by purchases, issuances and transfers between Level 2 and Level 3 due to changes in the observability of input parameters used to value these instruments.

Non-trading financial assets mandatory at fair value through profit or loss classified in Level 3 of fair value hierarchy consist of any non-trading financial asset that does not fall into the Hold to Collect nor Hold to Collect and Sell business models. This includes predominately reverse repurchase agreements which are managed on a fair value basis. Additionally, any financial asset that falls into the Hold to Collect or Hold to Collect and Sell business models for which the contractual cash flow characteristics are not SPPI. The decrease during the year is driven by sales, settlements and losses partially offset by purchases, issuances and transfers between Level 2 and Level 3 due to changes in the observability of input parameters used to value these instruments.

Financial Assets/Liabilities designated at Fair Value through Profit or Loss – Certain corporate loans and structured liabilities which were designated at fair value through profit or loss under the fair value option were categorized in this level of the fair value hierarchy. The corporate loans are valued using valuation techniques which incorporate observable credit spreads, recovery rates and unobservable utilization parameters. Revolving loan facilities are reported in the third level of the hierarchy because the utilization in the event of the default parameter is significant and unobservable.

In addition, certain hybrid debt issuances designated at fair value through profit or loss containing embedded derivatives are valued based on significant unobservable parameters. These unobservable parameters include single stock volatility correlations. The decrease in liabilities during the year is driven by settlements and net transfers between Level 2 and Level 3 due to changes in the observability of input parameters used to value these instruments partially offset by issuances and losses.

Financial assets at fair value through other comprehensive income include non-performing loan portfolios where there is no trading intent and the market is very illiquid. The increase during the year is driven by purchases, issuances and transfers between Level 2 and Level 3 due to changes in the observability of input parameters used to value these instruments partially offset by settlements, sales and losses.

Reconciliation of financial instruments classified in Level 3

Reconciliation of financial instruments classified in Level 3

	Dec 31, 2020
in € m.	Balance, beginning of year	Changes in the group of consoli- dated companies	Total gains/ losses[1]	Purchases	Sales	Issu- ances[2]	Settle- ments[3]	Transfers into Level 3[4]	Transfers out of Level 3[4]	Balance, end of year
Financial assets held at fair value:
Trading securities	3,430	(79)	(101)	2,134	(1,628)	11	(423)	333	(612)	3,066
Positive market values from derivative financial instruments	8,167	(1)	1,422	0	0	0	(833)	1,541	(1,572)	8,725
Other trading assets	6,137	0	(423)	1,188	(2,712)	1,855	(1,207)	710	(433)	5,117
Non-trading financial assets mandatory at fair value through profit or loss	5,278	0	(256)	389	(394)	347	(811)	852	(786)	4,618
Financial assets designated at fair value through profit or loss	7	0	(1)	0	0	6	(12)	0	0	0
Financial assets at fair value through other comprehensive income	1,050	0	(66)[5]	127	(50)	718	(182)	618	(177)	2,037
Other financial assets at fair value	363	0	(9)	0	0	0	4	(147)	(191)	20
Total financial assets held at fair value	24,431	(79)	567[6,7]	3,839	(4,784)	2,937	(3,463)	3,906	(3,771)	23,583
Financial liabilities held at fair value:
Trading securities	2	0	(2)	0	0	0	1	0	(0)	2
Negative market values from derivative financial instruments	6,652	0	2,108	0	0	0	(365)	1,420	(1,615)	8,200
Other trading liabilities	38	0	(1)	0	0	0	(9)	0	(28)	0
Financial liabilities designated at fair value through profit or loss	1,954	0	55	0	0	186	(763)	215	(687)	960
Other financial liabilities at fair value	(34)	0	26	0	0	0	(16)	(187)	(83)	(294)
Total financial liabilities held at fair value	8,612	0	2,185[6,7]	0	0	186	(1,151)	1,448	(2,413)	8,867

[1]Total gains and losses predominantly relate to net gains (losses) on financial assets/liabilities at fair value through profit or loss reported in the consolidated statement of income. The balance also includes net gains (losses) on financial assets at fair value through other comprehensive income reported in the consolidated statement of income and unrealized net gains (losses) on financial assets at fair value through other comprehensive income and exchange rate changes reported in other comprehensive income, net of tax. Further, certain instruments are hedged with instruments in level 1 or level 2 but the table above does not include the gains and losses on these hedging instruments. Additionally, both observable and unobservable parameters may be used to determine the fair value of an instrument classified within level 3 of the fair value hierarchy; the gains and losses presented below are attributable to movements in both the observable and unobservable parameters.

[2]Issuances relate to the cash amount received on the issuance of a liability and the cash amount paid on the primary issuance of a loan to a borrower.

[3]Settlements represent cash flows to settle the asset or liability. For debt and loan instruments this includes principal on maturity, principal amortizations and principal repayments. For derivatives all cash flows are presented in settlements.

[4]Transfers in and transfers out of Level 3 are related to changes in observability of input parameters. During the year they are recorded at their fair value at the beginning of year. For instruments transferred into Level 3 the table shows the gains and losses and cash flows on the instruments as if they had been transferred at the beginning of the year. Similarly for instruments transferred out of Level 3 the table does not show any gains or losses or cash flows on the instruments during the year since the table is presented as if they have been transferred out at the beginning of the year.

[5]Total gains and losses on financial assets at fair value through other comprehensive income include a gain of € 11 million recognized in other comprehensive income, net of tax.

[6]This amount includes the effect of exchange rate changes. For total financial assets held at fair value this effect is a loss of € (495) million and for total financial liabilities held at fair value this is a gain of € 66 million.

[7]For assets positive balances represent gains, negative balances represent losses. For liabilities positive balances represent losses, negative balances represent gains.

	Dec 31, 2019
in € m.	Balance, beginning of year	Changes in the group of consoli- dated companies	Total gains/ losses[1]	Purchases	Sales	Issu- ances[2]	Settle- ments[3]	Transfers into Level 3[4]	Transfers out of Level 3[4]	Balance, end of year
Financial assets held at fair value:
Trading securities	4,086	(0)	76	2,122	(2,242)	0	(408)	537	(742)	3,430
Positive market values from derivative financial instruments	8,309	0	1,547	0	0	0	(1,420)	1,571	(1,840)	8,167
Other trading assets	5,676	(75)	176	1,031	(2,493)	2,615	(1,186)	729	(337)	6,137
Non-trading financial assets mandatory at fair value through profit or loss	6,066	(12)	401	1,448	(473)	592	(1,822)	727	(1,649)	5,278
Financial assets designated at fair value through profit or loss	0	0	2	0	0	8	(16)	12	0	7
Financial assets at fair value through other comprehensive income	268	0	2[5]	536	(35)	0	(19)	300	(2)	1,050
Other financial assets at fair value	207	0	0	0	0	0	(6)	176	(14)	363
Total financial assets held at fair value	24,614	(86)	2,204[6,7]	5,136	(5,243)	3,215	(4,877)	4,052	(4,584)	24,431
Financial liabilities held at fair value:
Trading securities	0	0	2	0	0	0	0	0	0	2
Negative market values from derivative financial instruments	6,289	0	1,337	0	0	0	(1,175)	1,904	(1,702)	6,652
Other trading liabilities	15	0	(8)	0	0	0	(4)	34	0	38
Financial liabilities designated at fair value through profit or loss	2,021	(77)	290	0	0	385	(489)	681	(856)	1,954
Other financial liabilities at fair value	(611)	0	304	0	0	0	100	56	117	(34)
Total financial liabilities held at fair value	7,714	(77)	1,925[6,7]	0	0	385	(1,568)	2,674	(2,441)	8,612

[1]Total gains and losses predominantly relate to net gains (losses) on financial assets/liabilities at fair value through profit or loss reported in the consolidated statement of income. The balance also includes net gains (losses) on financial assets at fair value through other comprehensive income reported in the consolidated statement of income and unrealized net gains (losses) on financial assets at fair value through other comprehensive income and exchange rate changes reported in other comprehensive income, net of tax. Further, certain instruments are hedged with instruments in level 1 or level 2 but the table above does not include the gains and losses on these hedging instruments. Additionally, both observable and unobservable parameters may be used to determine the fair value of an instrument classified within level 3 of the fair value hierarchy; the gains and losses presented below are attributable to movements in both the observable and unobservable parameters.

[2]Issuances relate to the cash amount received on the issuance of a liability and the cash amount paid on the primary issuance of a loan to a borrower.

[3]Settlements represent cash flows to settle the asset or liability. For debt and loan instruments this includes principal on maturity, principal amortizations and principal repayments. For derivatives all cash flows are presented in settlements.

[4]Transfers in and transfers out of Level 3 are related to changes in observability of input parameters. During the year they are recorded at their fair value at the beginning of year. For instruments transferred into Level 3 the table shows the gains and losses and cash flows on the instruments as if they had been transferred at the beginning of the year. Similarly for instruments transferred out of Level 3 the table does not show any gains or losses or cash flows on the instruments during the year since the table is presented as if they have been transferred out at the beginning of the year.

[5]Total gains and losses on financial assets at fair value through other comprehensive income include a loss of € (3) million recognized in other comprehensive income, net of tax.

[6]This amount includes the effect of exchange rate changes. For total financial assets held at fair value this effect is a gain of € 157 million and for total financial liabilities held at fair value this is a loss of € (25) million.

[7]For assets positive balances represent gains, negative balances represent losses. For liabilities positive balances represent losses, negative balances represent gains.

Sensitivity Analysis of Unobservable Parameters

Where the value of financial instruments is dependent on unobservable parameter inputs, the precise level for these parameters at the balance sheet date might be drawn from a range of reasonably possible alternatives. In preparing the financial statements, appropriate levels for these unobservable input parameters are chosen so that they are consistent with prevailing market evidence and in line with the Group’s approach to valuation control detailed above. Were the Group to have marked the financial instruments concerned using parameter values drawn from the extremes of the ranges of reasonably possible alternatives then as of December 31, 2020 it could have increased fair value by as much as € 1.8 billion or decreased fair value by as much as € 1.4 billion. As of December 31, 2019 it could have increased fair value by as much as € 1.7 billion or decreased fair value by as much as € 1.2 billion.

The changes in sensitive amounts from December 31, 2019 to December 31, 2020 were an increase in positive fair value movement of € 156 million, and an increase in negative fair value movement of € 215 million. In the same period there has been a € 848 million decrease in Group level 3 assets and € 256 million increase in Group level 3 liabilities. During 2020 the outbreak of the COVID-19 pandemic broadly impacted the financial markets, notably in the first quarter of 2020, causing market dislocations and increased market volatility. Sensitivity related to the level 3 assets and liabilities has increased throughout 2020 as this significantly increased dispersion in market data continues to impact the positive and negative fair value movements upwards in spite of the level 3 reductions reported in the same period. This is a result of a number of idiosyncratic factors, amongst which include the impact of reductions in certain level 3 exposures on items which are deemed to be less sensitive to unobservable input parameters, whereas increases in other level 3 exposures have occurred on items deemed to be more sensitive to unobservable input parameters

Our sensitivity calculation of unobservable parameters for Level 3 aligns to the approach used to assess valuation uncertainty for Prudent Valuation purposes. Prudent Valuation is a capital requirement for assets held at fair value. It provides a mechanism for quantifying and capitalizing valuation uncertainty in accordance with the European Commission Delegated Regulation (EU) 2016/101, which supplements Article 34 of Regulation (EU) No. 2019/876 (CRR), requiring institutions to apply as a deduction from CET 1 for the amount of any additional valuation adjustments on all assets measured at fair value calculated in accordance with Article 105 (14). This utilizes exit price analysis performed for the relevant assets and liabilities in the Prudent Valuation assessment. The downside sensitivity may be limited in some cases where the fair value is already demonstrably prudent.

This disclosure is intended to illustrate the potential impact of the relative uncertainty in the fair value of financial instruments for which valuation is dependent on unobservable input parameters. However, it is unlikely in practice that all unobservable parameters would be simultaneously at the extremes of their ranges of reasonably possible alternatives. Hence, the estimates disclosed above are likely to be greater than the true uncertainty in fair value at the balance sheet date. Furthermore, the disclosure is neither predictive nor indicative of future movements in fair value.

For many of the financial instruments considered here, in particular derivatives, unobservable input parameters represent only a subset of the parameters required to price the financial instrument, the remainder being observable. Hence for these instruments the overall impact of moving the unobservable input parameters to the extremes of their ranges might be relatively small compared with the total fair value of the financial instrument. For other instruments, fair value is determined based on the price of the entire instrument, for example, by adjusting the fair value of a reasonable proxy instrument. In addition, all financial instruments are already carried at fair values which are inclusive of valuation adjustments for the cost to close out that instrument and hence already factor in uncertainty as it reflects itself in market pricing. Any negative impact of uncertainty calculated within this disclosure, then, will be over and above that already included in the fair value contained in the financial statements.

Breakdown of the sensitivity analysis by type of instrument[1]

	Dec 31, 2020		Dec 31, 2019
in € m.	Positive fair value movement from using reasonable possible alternatives	Negative fair value movement from using reasonable possible alternatives	Positive fair value movement from using reasonable possible alternatives	Negative fair value movement from using reasonable possible alternatives
Securities:
Debt securities	287	163	257[2]	140[2]
Commercial mortgage-backed securities	9	22	4	1
Mortgage and other asset-backed securities	20	12	37	20
Corporate, sovereign and other debt securities	259	129	216[2]	119[2]
Equity securities	83	95	61[2]	53[2]
Derivatives:
Credit	283	185	189	123
Equity	257	238	168	128
Interest related	306	266	312	303
Foreign Exchange	37	32	44	39
Other	93	82	116	101
Loans:
Loans	483	306	525	264
Other	0	0	0	0
Total	1,829	1,367	1,673	1,151

  [1] Where the exposure to an unobservable parameter is offset across different instruments then only the net impact is disclosed in the table.

[2] Reassessment of trades have resulted a reclassification in Positive and Negative fair value movement from using reasonable possible alternatives in ‘Corporate, sovereign and other debt securities’ from ‘Equity securities’

Quantitative Information about the Sensitivity of Significant Unobservable Inputs

The behaviour of the unobservable parameters on Level 3 fair value measurement is not necessarily independent, and dynamic relationships often exist between the other unobservable parameters and the observable parameters. Such relationships, where material to the fair value of a given instrument, are explicitly captured via correlation parameters, or are otherwise controlled via pricing models or valuation techniques. Frequently, where a valuation technique utilizes more than one input, the choice of a certain input will bound the range of possible values for other inputs. In addition, broader market factors (such as interest rates, equity, credit or commodity indices or foreign exchange rates) can also have effects.

The range of values shown below represents the highest and lowest inputs used to value the significant exposures within Level 3. The diversity of financial instruments that make up the disclosure is significant and therefore the ranges of certain parameters can be large. For example, the range of credit spreads on mortgage backed securities represents performing, more liquid positions with lower spreads then the less liquid, non-performing positions which will have higher credit spreads. As Level 3 contains the less liquid fair value instruments, the wide ranges of parameters seen is to be expected, as there is a high degree of pricing differentiation within each exposure type to capture the relevant market dynamics. There follows a brief description of each of the principal parameter types, along with a commentary on significant interrelationships between them.

Credit Parameters are used to assess the creditworthiness of an exposure, by enabling the probability of default and resulting losses of a default to be represented. The credit spread is the primary reflection of creditworthiness, and represents the premium or yield return above the benchmark reference instrument (typically LIBOR, or relevant Treasury Instrument, depending upon the asset being assessed), that a bond holder would require to allow for the credit quality difference between that entity and the reference benchmark. Higher credit spreads will indicate lower credit quality, and lead to a lower value for a given bond or other loan-asset that is to be repaid to the holder or lender by the borrower. Recovery Rates represent an estimate of the amount a lender would receive in the case of a default of a loan, or a bond holder would receive in the case of default of the bond. Higher recovery rates will give a higher valuation for a given bond position, if other parameters are held constant. Constant Default Rate (CDR) and Constant Prepayment Rate (CPR) allow more complex loan and debt assets to be assessed, as these parameters estimate the ongoing defaults arising on scheduled repayments and coupons, or whether the borrower is making additional (usually voluntary) prepayments. These parameters are particularly relevant when forming a fair value opinion for mortgage or other types of lending, where repayments are delivered by the borrower through time, or where the borrower may pre-pay the loan (seen for example in some residential mortgages). Higher CDR will lead to lower valuation of a given loan or mortgage as the lender will ultimately receive less cash.

Interest rates, credit spreads, inflation rates, foreign exchange rates and equity prices are referenced in some option instruments, or other complex derivatives, where the payoff a holder of the derivative will receive is dependent upon the behaviour of these underlying references through time. Volatility parameters describe key attributes of option behaviour by enabling the variability of returns of the underlying instrument to be assessed. This volatility is a measure of probability, with higher volatilities denoting higher probabilities of a particular outcome occurring. The underlying references (interest rates, credit spreads etc.) have an effect on the valuation of options, by describing the size of the return that can be expected from the option. Therefore the value of a given option is dependent upon the value of the underlying instrument, and the volatility of that instrument, representing the size of the payoff, and the probability of that payoff occurring. Where volatilities are high, the option holder will see a higher option value as there is greater probability of positive returns. A higher option value will also occur where the payoff described by the option is significant.

Correlations are used to describe influential relationships between underlying references where a derivative or other instrument has more than one underlying reference. Behind some of these relationships, for example commodity correlation and interest rate-foreign exchange correlations, typically lie macroeconomic factors such as the impact of global demand on groups of commodities, or the pricing parity effect of interest rates on foreign exchange rates. More specific relationships can exist between credit references or equity stocks in the case of credit derivatives and equity basket derivatives, for example. Credit correlations are used to estimate the relationship between the credit performance of a range of credit names, and stock correlations are used to estimate the relationship between the returns of a range of equities. A derivative with a correlation exposure will be either long- or short-correlation. A high correlation suggests a strong relationship between the underlying references is in force, and this will lead to an increase in value of a long-correlation derivative. Negative correlations suggest that the relationship between underlying references is opposing, i.e., an increase in price of one underlying reference will lead to a reduction in the price of the other.

An EBITDA (‘earnings before interest, tax, depreciation and amortization’) multiple approach can be used in the valuation of less liquid securities. Under this approach the enterprise value (‘EV’) of an entity can be estimated via identifying the ratio of the EV to EBITDA of a comparable observable entity and applying this ratio to the EBITDA of the entity for which a valuation is being estimated. Under this approach a liquidity adjustment is often applied due to the difference in liquidity between the generally listed comparable used and the company under valuation. A higher EV/EBITDA multiple will result in a higher fair value.

Financial instruments classified in Level 3 and quantitative information about unobservable inputs

	Dec 31, 2020
	Fair value
in € m. (unless stated otherwise)	Assets	Liabilities	Valuation technique(s)¹	Significant unobservable input(s) (Level 3)	Range
Financial instruments held at fair value – Non-Derivative financial instruments held at fair value:
Mortgage and other asset backed securities held for trading:
Commercial mortgage-backed securities	28	0	Price based	Price	0%	114%
			Discounted cash flow	Credit spread (bps)	133	1,270
Mortgage- and other asset-backed securities	155	0	Price based	Price	0%	106%
			Discounted cash flow	Credit spread (bps)	109	1,295
				Recovery rate	10%	90%
				Constant default rate	1%	2%
				Constant prepayment rate	1%	25%
Total mortgage- and other asset-backed securities	183	0
Debt securities and other debt obligations	4,625	769	Price based	Price	0%	200%
Held for trading	2,813	2	Discounted cash flow	Credit spread (bps)	21	544
Corporate, sovereign and other debt securities	2,813
Non-trading financial assets mandatory at fair value through profit or loss	1,652
Designated at fair value through profit or loss	0	768
Financial assets at fair value through other comprehensive income	160
Equity securities	727	0	Market approach	Price per net asset value	42%	100%
Held for trading	70	0		Enterprise value/EBITDA (multiple)	5	23
Non-trading financial assets mandatory at fair value through profit or loss	657		Discounted cash flow	Weighted average cost capital	8%	20%
Designated at fair value through profit or loss	0		Price based	Price	0%	108%
Loans	7,888	0	Price based	Price	0%	373%
Held for trading	5,101	0	Discounted cash flow	Credit spread (bps)	51	2,233
Non-trading financial assets mandatory at fair value through profit or loss	910
Designated at fair value through profit or loss	0	0		Recovery rate	20%	85%
Financial assets at fair value through other comprehensive income	1,877
Loan commitments	0	1	Discounted cash flow	Credit spread (bps)	6	2,444
				Recovery rate	25%	100%
			Loan pricing model	Utilization	0%	100%
Other financial instruments	1,432[2]	198[3]	Discounted cash flow	IRR	7%	16%
				Repo rate (bps)	0	75
Total non-derivative financial instruments held at fair value	14,854	968

[1]Valuation technique(s) and subsequently the significant unobservable input(s) relate to the respective total position.

[2]Other financial assets include € 16 million of other trading assets and€ 1.4 billion of other non-trading financial assets mandatory at fair value.

[3]Other financial liabilities include € 192 million of securities sold under repurchase agreements designated at fair value and € 6 million of other financial liabilities designated at fair value.

Dec 31, 2020
Fair value
in € m. (unless stated otherwise)	Assets	Liabilities	Valuation technique(s)	Significant unobservable input(s) (Level 3)	Range
Financial instruments held at fair value:
Market values from derivative financial instruments:
Interest rate derivatives	4,708	4,025	Discounted cash flow	Swap rate (bps)	(77)	787
				Inflation swap rate	1%	3%
				Constant default rate	0%	10%
				Constant prepayment rate	2%	30%
			Option pricing model	Inflation volatility	0%	8%
				Interest rate volatility	0%	19%
				IR - IR correlation	(25) %	97%
				Hybrid correlation	(70) %	100%
Credit derivatives	575	585	Discounted cash flow	Credit spread (bps)	0	1,759
				Recovery rate	0%	77%
			Correlation pricing model	Credit correlation	31%	63%
Equity derivatives	800	1,916	Option pricing model	Stock volatility	4%	85%
				Index volatility	17%	75%
				Index - index correlation	1	1
				Stock - stock correlation	41%	67%
				Stock Forwards	0%	5%
				Index Forwards	0%	4%
FX derivatives	1,749	1,427	Option pricing model	Volatility	(16) %	42%
				Quoted Vol	0%	0%
Other derivatives	898	(54)[1]	Discounted cash flow	Credit spread (bps)	–	–
			Option pricing model	Index volatility	0%	113%
				Commodity correlation	16%	52%
Total market values from derivative financial instruments	8,729	7,899

[1] Includes derivatives which are embedded in contracts where the host contract is held at amortized cost but for which the embedded derivative is separated.

	Dec 31, 2019
	Fair value
in € m. (unless stated otherwise)	Assets	Liabilities	Valuation technique(s)¹	Significant unobservable input(s) (Level 3)	Range
Financial instruments held at fair value – Non-Derivative financial instruments held at fair value:
Mortgage and other asset backed securities held for trading:
Commercial mortgage-backed securities	33	0	Price based	Price	0%	3623%
			Discounted cash flow	Credit spread (bps)	102	1,899
Mortgage- and other asset-backed securities	225	0	Price based	Price	0%	101%
			Discounted cash flow	Credit spread (bps)	54	2,460
				Recovery rate	25%	75%
				Constant default rate	1%	4%
				Constant prepayment rate	3%	24%
Total mortgage- and other asset-backed securities	258	0
Debt securities and other debt obligations	5,084[4]	1,679	Price based	Price	0%	203%
Held for trading	3,090	2	Discounted cash flow	Credit spread (bps)	15	460
Corporate, sovereign and other debt securities	3,090
Non-trading financial assets mandatory at fair value through profit or loss	1,938[4]
Designated at fair value through profit or loss	0	1,676
Financial assets at fair value through other comprehensive income	56
Equity securities	760	0	Market approach	Price per net asset value	0%	101%
Held for trading	82	0		Enterprise value/EBITDA (multiple)	5	17
Non-trading financial assets mandatory at fair value through profit or loss	678[4]		Discounted cash flow	Weighted average cost capital	0%	20%
Loans	8,302	38	Price based	Price	0%	341%
Held for trading	6,110	38	Discounted cash flow	Credit spread (bps)	11	1,209
Non-trading financial assets mandatory at fair value through profit or loss	1,193
Designated at fair value through profit or loss	6	0		Recovery rate	35%	90%
Financial assets at fair value through other comprehensive income	993
Loan commitments	0	1	Discounted cash flow	Credit spread (bps)	8	979
				Recovery rate	25%	95%
			Loan pricing model	Utilization	0%	84%
Other financial instruments	1,504[2,4]	278[3]	Discounted cash flow	IRR	7%	46%
				Repo rate (bps)	5	271
Total non-derivative financial instruments held at fair value	15,908	1,996

[1]Valuation technique(s) and subsequently the significant unobservable input(s) relate to the respective total position.

[2]Other financial assets include € 28 million of other trading assets and € 1.5 billion other financial assets mandatory at fair value.

[3] Other financial liabilities include € 186 million of securities sold under repurchase agreements designated at fair value and € 92 million of other financial liabilities designated at fair value

[4] Reassessment of trades have resulted a restatement in ‘Assets in Debt securities and other debt obligations from Equity securities and other financial instruments

	Dec 31, 2019
	Fair value
in € m. (unless stated otherwise)	Assets	Liabilities	Valuation technique(s)	Significant unobservable input(s) (Level 3)	Range
Financial instruments held at fair value:
Market values from derivative financial instruments:
Interest rate derivatives	4,941	3,387	Discounted cash flow	Swap rate (bps)	(69)	668
				Inflation swap rate	0%	3%
			Option pricing model	Inflation volatility	0%	5%
				Interest rate volatility	0%	33%
				IR - IR correlation	(25) %	99%
				Hybrid correlation	(70) %	100%
Credit derivatives	618	822	Discounted cash flow	Credit spread (bps)	0	18,812
				Recovery rate	0%	75%
			Correlation pricing model	Credit correlation	33%	84%
Equity derivatives	834	1,132	Option pricing model	Stock volatility	4%	93%
				Index volatility	4%	69%
				Index - index correlation	1	1
				Stock - stock correlation	18%	93%
FX derivatives	1,320	1,158	Option pricing model	Volatility	(12) %	27%
				Quoted Vol	0%	0%
Other derivatives	810	117[1]	Discounted cash flow	Credit spread (bps)	–	–
			Option pricing model	Index volatility	7%	67%
				Commodity correlation	5%	86%
Total market values from derivative financial instruments	8,524	6,616

[1]Includes derivatives which are embedded in contracts where the host contract is held at amortized cost but for which the embedded derivative is separated.

Unrealized Gains or Losses on Level 3 Instruments held or in Issue at the Reporting Date

The unrealized gains or losses on Level 3 Instruments are not due solely to unobservable parameters. Many of the parameter inputs to the valuation of instruments in this level of the hierarchy are observable and the gain or loss is partly due to movements in these observable parameters over the period. Many of the positions in this level of the hierarchy are economically hedged by instruments which are categorized in other levels of the fair value hierarchy. The offsetting gains and losses that have been recorded on all such hedges are not included in the table below, which only shows the gains and losses related to the Level 3 classified instruments themselves held at the reporting date in accordance with IFRS 13. The unrealized gains and losses on Level 3 instruments are included in both net interest income and net gains on financial assets/liabilities at fair value through profit or loss in the consolidated income statement.

in € m.	Dec 31, 2020	Dec 31, 2019
Financial assets held at fair value:
Trading securities	38	60
Positive market values from derivative financial instruments	2,589	1,906
Other trading assets	(248)	35
Non-trading financial assets mandatory at fair value through profit or loss	(14)	387
Financial assets designated at fair value through profit or loss	0	2
Financial assets at fair value through other comprehensive income	20	0
Other financial assets at fair value	4	6
Total financial assets held at fair value	2,389	2,397
Financial liabilities held at fair value:
Trading securities	(0)	(2)
Negative market values from derivative financial instruments	(2,536)	(1,660)
Other trading liabilities	0	6
Financial liabilities designated at fair value through profit or loss	53	(259)
Other financial liabilities at fair value	(26)	(308)
Total financial liabilities held at fair value	(2,510)	(2,223)
Total	(121)	174

Recognition of Trade Date Profit

If there are significant unobservable inputs used in a valuation technique, the financial instrument is recognized at the transaction price and any trade date profit is deferred. The table below presents the year-to-year movement of the trade date profits deferred due to significant unobservable parameters for financial instruments classified at fair value through profit or loss. The balance is predominantly related to derivative instruments.

in € m.	2020	2019
XBRL only		531
Balance, beginning of year	441	531
New trades during the period	308	170
Amortization	(140)	(106)
Matured trades	(130)	(95)
Subsequent move to observability	(22)	(60)
Exchange rate changes	(4)	1
Balance, end of year	454	441

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